UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2008

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland  21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01                           Entry into a Material Definitive Agreement

Omega Healthcare Investors, Inc. (“Omega”) and Computershare Trust Company, N.A. (as successor to First Chicago Trust Company), as Rights Agent (the “Rights Agent”), have entered into Amendment No. 3 to Rights Agreement, dated as of April 3, 2008 (the “Amendment”), amending the Company’s Rights Agreement dated as of May 12, 1999, as amended on May 11, 2000 and October 29, 2001. Pursuant to the Amendment, the “Final Expiration Date” set forth in the Rights Agreement was changed from May 12, 2009 to April 3, 2008. Accordingly, the Rights Agreement and all rights thereunder expired and terminated on April 3, 2008. A copy of the press release announcing the early termination of the Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The amendment to the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                           Description of Exhibit

4.1
Amendment No. 3 to Rights Agreement, dated as of April 3, 2008, to Rights Agreement dated as of May 12, 1999, as amended on May 11, 2000 and October 29, 2001, by and between Omega Healthcare Investors, Inc. and Computershare Trust Company, N.A. (as successor to EquiServ Trust Company, N.A., as successor to First Chicago Trust Company)

10.1
Second Amended and Restated Master Lease Agreement dated as of February 1, 2008 and among Omega Healthcare Investors, Inc., certain of its subsidiaries as lessors, Sun Healthcare Group, Inc. and certain of its affiliates as lessees, amending and restating prior master leases with Sun Healthcare Group, its subsidiaries, and lessees and guarantors acquired by Sun Healthcare Group.

99.1	Press Release dated April 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  April 3, 2008                                                                By: /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

Exhibit Index

Exhibit No.                           Description of Exhibit

4.1
Amendment No. 3 to Rights Agreement, dated as of April 3, 2008, to Rights Agreement dated as of May 12, 1999, as amended on May 11, 2000 and October 29, 2001, by and between Omega Healthcare Investors, Inc. and Computershare Trust Company, N.A. (as successor to EquiServ Trust Company, N.A., as successor to First Chicago Trust Company)

10.1
Second Amended and Restated Master Lease Agreement dated as of February 1, 2008 and among Omega Healthcare Investors, Inc., certain of its subsidiaries as lessors, Sun Healthcare Group, Inc. and certain of its affiliates as lessees, amending and restating prior master leases with Sun Healthcare Group, its subsidiaries, and lessees and guarantors acquired by Sun Healthcare Group.

99.1	Press Release dated April 3, 2008